Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event
23. Subsequent Events
Disposition
In July 2016, MetLife, Inc. completed the sale to Massachusetts Mutual Life Insurance Company (“MassMutual”) of its U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife’s affiliated broker-dealer, MSI, a wholly-owned subsidiary of MetLife, Inc. for $291 million. MassMutual assumed all of the liabilities related to such assets that arise or occur after the closing of the sale. The Company recorded a gain of $103 million ($58 million, net of income tax), in net investment gains (losses) for the nine months ended September 30, 2016.
Common Stock Repurchases
On November 10, 2016, MetLife, Inc. announced that its Board of Directors approved a $3.0 billion authorization for the Company to repurchase its common stock. Common stock repurchases are dependent upon several factors, including the Company’s capital position, liquidity, financial strength and credit ratings, general market conditions, the market price of MetLife, Inc.’s common stock compared to management’s assessment of the stock’s underlying value and applicable regulatory approvals, as well as other legal and accounting factors.
In 2016, through January 7, 2016, MetLife, Inc. repurchased 1,445,864 shares of its common stock in the open market for $70 million completing the September 2015 authorization.
Dividends
Preferred Stock
On November 15, 2016, the MetLife, Inc. Board of Directors declared a fourth quarter 2016 preferred stock dividend of $0.253 per share, for a total of $6 million, on its Series A preferred stock, and $26.250 per share, for a total of $39 million, on its Series C preferred stock. Both dividends will be payable December 15, 2016 to shareholders of record as of November 30, 2016.
On August 15, 2016, the MetLife, Inc. Board of Directors declared a third quarter 2016 preferred stock dividend of $0.256 per share, for a total of $6 million, on its Series A preferred stock. The dividend was paid September 15, 2016 to shareholders of record as of August 31, 2016.
On May 16, 2016, the MetLife, Inc. Board of Directors declared a second quarter 2016 preferred stock dividend of $0.256 per share, for a total of $7 million, on its Series A preferred stock, and $26.250 per share, for a total of $39 million, on its Series C preferred stock. Both dividends were paid June 15, 2016 to shareholders of record as of May 31, 2016.
On March 7, 2016, the MetLife, Inc. Board of Directors declared a first quarter 2016 preferred stock dividend of $0.253 per share, for a total of $6 million, on its Series A preferred stock. The dividend was paid March 15, 2016 to shareholders of record as of February 29, 2016.
Common Stock
On October 25, 2016, the MetLife, Inc. Board of Directors declared a fourth quarter 2016 common stock dividend of $0.400 per share payable on December 13, 2016 to shareholders of record as of November 7, 2016. The Company estimates that the aggregate dividend payment will be $441 million.
On July 7, 2016, the MetLife, Inc. Board of Directors declared a third quarter 2016 common stock dividend of $0.400 per share payable on September 13, 2016 to shareholders of record as of August 8, 2016. The aggregate dividend payment was $441 million.
On April 26, 2016, the MetLife, Inc. Board of Directors declared a second quarter 2016 common stock dividend of $0.400 per share payable on June 13, 2016 to shareholders of record as of May 9, 2016. The aggregate dividend payment was $441 million.
On January 6, 2016, the MetLife, Inc. Board of Directors declared a first quarter 2016 common stock dividend of $0.375 per share payable on March 14, 2016 to shareholders of record as of February 5, 2016. The aggregate dividend payment was $413 million.